UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 21, 2004

                               HMN Financial, Inc.
             (Exact name of registrant as specified in its chapter)

         Delaware                     0-24100                    41-1777397
(State or other jurisdiction        (Commission                 (IRS Employer
       of incorporation)            File Number)             Identification No.)


  1016 Civic Center Drive Northwest
             PO Box 6057
        Rochester, Minnesota                                        55903-6057
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (507) 535-1200

         _______________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 21, 2004, HMN Financial, Inc. (the "Company") reported its financial results for its third fiscal quarter ended September 30, 2004. See the Company's press release dated October 21, 2004, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits (the following exhibits are furnished to the SEC)

            Exhibit Number                 Description
            --------------                 -----------

                  99                       Press release dated October 21, 2004

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       HMN Financial, Inc.
                                                           (Registrant)

Date: October 25, 2004                                    /s/ Jon Eberle

                                                   Jon Eberle, SVP/CFO/Treasurer